STERLING CAPITAL FUNDS

SUPPLEMENT DATED OCTOBER 30, 2026

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS

AND THE INSTITUTIONAL and Class R6 SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2026, AS SUPPLEMENTED

This Supplement provides new and additional information beyond that contained in the Class A and Class C Shares Prospectus (the “Retail Prospectus”) and the Institutional and Class R6 Shares Prospectus (the “Institutional Prospectus”), each dated February 1, 2026, as supplemented:

Changes to Dividend Declaration Frequency for Sterling Capital North Carolina Intermediate Tax-Free Fund and Sterling Capital Virginia Intermediate Tax-Free Fund

Information in the “Shareholder Information—Purchasing and Adding to Your Shares—Dividends and Distributions” section on page 124 of the Retail Prospectus and Page 174 of the Institutional Shares Prospectus, relating to Sterling Capital North Carolina Intermediate Tax-Free Fund and Sterling Capital Virginia Intermediate Tax-Free Fund is hereby amended as follows:

Income dividends for the Bond Funds (other than Sterling Capital North Carolina Intermediate Tax-Free Fund and Sterling Capital Virginia Intermediate Tax-Free Fund) are declared daily and paid monthly. Income dividends for Sterling Capital North Carolina Intermediate Tax-Free Fund and Sterling Capital Virginia Intermediate Tax-Free Fund are declared monthly and paid monthly.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.